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                                                                    EXHIBIT 99.1

                                November 1, 2000



Developers Diversified Realty Corporation
34555 Chagrin Boulevard
Moreland Hills, Ohio

         Re:      Voting Agreement

Ladies and Gentlemen:

                  The undersigned understands that Developers Diversified Realty Corporation, an Ohio corporation ("DDRC"), DDR Transitory Sub Inc., a Texas corporation ("DDR Sub"), and American Industrial Properties REIT, a Texas real estate investment trust ("AIP"), are entering into an Agreement and Plan of Merger to be dated on or about the date hereof (the "Agreement"), providing for, among other things, the merger of DDR Sub into AIP (the "Merger"). Consummation of the Merger will require the approval of the shareholders of AIP.

                  The undersigned is a shareholder of AIP (the "Shareholder") and is entering into this letter agreement at your request, in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to induce you to enter into the Agreement and to consummate the transactions contemplated thereby.

                  The Shareholder confirms its agreement with you as follows:

                  1. The Shareholder represents and warrants that Schedule I annexed hereto sets forth the shares of beneficial interest of AIP of which the Shareholder or any affiliate (as defined under the Securities Exchange Act of 1934, as amended) of the Shareholder controlled by the Shareholder (a "Controlled Affiliate") is the beneficial owner or that the Shareholder or any Controlled Affiliate has the power to vote or to make recommendations regarding voting (those shares collectively, the "Shares"), and that the Shareholder and the Controlled Affiliates, or the clients on whose behalf the Shareholder or any Controlled Affiliate acts as a fiduciary, are, to the best of the Shareholder's knowledge, on the date hereof the lawful owners of the number of Shares set forth in Schedule I, free and clear of all liens, charges, encumbrances, voting agreements and commitments of any kind, except as disclosed in Schedule I. Except for the Shares set forth in Schedule I, neither the Shareholder nor any Controlled Affiliate owns or holds any rights to acquire any additional shares of beneficial interest of AIP (other than pursuant to options or conversion rights with regard to any of the Shares, in each case as disclosed in Schedule
I) or any interest in or any voting rights with respect to any such additional shares.

                  2. Until the earliest date referred to in Section 13, the Shareholder agrees that it will not, and will not permit any Controlled Affiliate to, contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or securities convertible into shares of beneficial interest of AIP, or any voting rights with respect thereto, without your prior written consent, in each case except to the extent that the Shareholder determines in its good faith judgment, after consultation with its legal counsel, that it or its Controlled Affiliate is obligated to do so in the exercise of its fiduciary obligations.


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                  3. The Shareholder agrees that, during the term of this letter agreement, neither it nor any Controlled Affiliate will take any action that AIP would be prohibited from taking under Section 4.1 of the Agreement.

                  4. The Shareholder agrees that during the term of this letter agreement (a) all of the shares of beneficial interest of AIP beneficially owned by the Shareholder or any Controlled Affiliate, or over which the Shareholder or any Controlled Affiliate has voting power or control, directly or indirectly, including any such shares acquired after the date hereof, at the record date for any meeting of shareholders of AIP called to consider and vote on the Merger and the Agreement and the transactions contemplated thereby or any Acquisition Proposal (as such term is defined in the Agreement), will be voted by the Shareholder or such Controlled Affiliates, or any representative or proxy thereof, or that the Shareholder and Controlled Affiliates will recommend that such shares be voted, as applicable, in favor of the approval of the Merger and the Agreement and the transactions contemplated thereby and (b) neither the Shareholder nor any Controlled Affiliate, nor any such representative or proxy, will vote any such shares or recommend that such shares be voted, in favor of any Acquisition Proposal, in each case except to the extent that the Shareholder determines in its good faith judgment, after consultation with its legal counsel, that it is prudent so to vote or recommend otherwise in the exercise of its fiduciary obligations.

                  5. The Shareholder agrees that the shares referred to in
Section 4 above, owned at the record date for any meeting of shareholders of AIP called to consider and vote on the election of members of the Board of Trust Managers of AIP (the "Board"), will be voted by the Shareholder or any Controlled Affiliate, or any representative or proxy thereof, or that the Shareholder will recommend that such Shares be voted, as applicable, in favor of the approval of the election of the representatives of DDRC to the Board for so long as DDRC has the right to nominate members of the Board under the Share Purchase Agreement dated July 30, 1998 between DDRC and AIP, in each case except to the extent that the Shareholder determines in its good faith judgment, after consultation with its legal counsel, that it is prudent to vote or recommend otherwise in the exercise of its fiduciary obligations. This Section 5 will survive the termination of this letter agreement until the earlier of (i) the Closing Date (as defined in the Agreement) and (ii) the day on which the nomination right referred to above first ceases to exist.

                  6. The Shareholder hereby appoints Marc A. Simpson to attend the special meeting of the shareholders of AIP held to consider and vote on the Merger and to vote the shares referred to in Section 4 above, with all the power the Shareholder would possess if personally present, in favor of the approval of the Merger, the Agreement and the transactions contemplated thereby. The Shareholder agrees to execute, and to cause each Controlled Affiliate to execute, such proxies and other instruments, and to take and to cause each Controlled Affiliate to take, such actions as may be necessary to cause all of those shares to be so voted.

                  7. The Shareholder hereby waives and releases and agrees not to pursue, and will cause each Controlled Affiliate to waive and release and agree not to pursue, any claim that the Shareholder or that Controlled Affiliate now or hereafter has or may have against AIP or DDRC or any affiliate of AIP or of DDRC (in each case for itself and, to the extent that it has legal authority to do so, for any beneficial or record owner of Shares for whom the Shareholder or any Controlled Affiliate acts in an agency or fiduciary capacity), (i) arising out of or with respect to or in connection with the Merger or the Agreement (including but not limited to any claim asserting dissenters' rights), or any action taken or omitted to be taken by AIP, DDRC or any such affiliate pursuant to or in connection with the Merger or the Agreement and not in violation of the Agreement, or (ii) otherwise arising with respect to or in connection with the Shareholder's or Controlled Affiliate's (as applicable) interest in or rights with respect to shares of beneficial interest of AIP, or AIP's or DDRC's or any of their respective affiliates' actions in connection therewith on or prior to the date hereof. The Shareholder will, and will cause the Controlled Affiliates to, recommend to each client on whose behalf the Shareholder or any such


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Controlled Affiliate acts as a fiduciary, and that it is advising with respect to the Merger and the Agreement, that it not pursue any claim referred to in the first sentence of this paragraph. The Shareholder further agrees that it will not accept or retain, and will not permit any Controlled Affiliate to accept or retain (in each case for itself and, to the extent that it has legal authority to so agree, for any beneficial or record owner of Shares for whom the Shareholder or any Controlled Affiliate acts in an agency or fiduciary capacity), any payment, award or other benefit of any kind arising out of or with respect to or in connection with any claim or action initiated or asserted by any shareholder or class or other group of shareholders of AIP (i) arising out of or with respect to or in connection with the Merger or the Agreement (including but not limited to any claim asserting dissenters' rights), or any action taken or omitted to be taken by AIP, DDRC or any such affiliate pursuant to or in connection with the Merger or the Agreement and not in violation of the Agreement, or (ii) otherwise arising out of or with respect to or in connection with that shareholder's or class's or group's (as applicable) status as a shareholder (or shareholders, as applicable) of AIP, or AIP's or DDRC's or any of their respective affiliates' actions in connection therewith on or prior to the date hereof. The Shareholder's and each Controlled Affiliate's agreements and obligations under this Section 7 with respect to Shares attributable to beneficial or record owners for whom the Shareholder or any Controlled Affiliate acts in an agency or fiduciary capacity are subject to such exceptions as may be required to enable the Shareholder and that Controlled Affiliate to comply with their respective fiduciary duties.

                  Each of AIP and DDRC hereby waives and releases and agrees not to pursue, and will cause each of its affiliates that it controls to waive and release and agree not to pursue, any claim that it or that affiliate now or hereafter has or may have with respect to or in connection with the Shareholder's or any Controlled Affiliate's interest in or rights with respect to shares of beneficial interest of AIP on or prior to the date hereof. Notwithstanding anything to the contrary in this Section 7, the waiver, release and agreement with respect to matters referred to in clause (ii) of the first and third sentences of the first paragraph of this Section 7, and the waiver, release and agreement set forth in the first sentence of this paragraph, will not be effective unless and until the Merger is consummated in accordance with the Agreement, and will automatically become effective at the time of that consummation.

                  This Section 7 will survive the termination of this letter agreement until the latest date permissible under applicable law.

                  8. The Shareholder has all necessary power and authority to enter into this letter agreement. This letter agreement is the legal, valid and binding agreement of the Shareholder, and is enforceable against the Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity. This letter agreement shall inure to the benefit of the parties hereto and the successors and assigns of DDRC.

                  9. The Shareholder agrees that damages are an inadequate remedy for the breach by Shareholder of any term or condition of this letter agreement and that you shall be entitled to a temporary restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

                  10. Except to the extent that the laws of the jurisdiction of organization of any party hereto, or any other jurisdiction, are mandatorily applicable to matters arising under or in connection with this letter agreement, this letter agreement shall be governed by the laws of the State of Ohio. All actions and proceedings arising out of or relating to this letter agreement shall be heard and determined in any United States District Court sitting in the Northern District of Ohio.


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                  11. Each of the parties hereto irrevocably submits to the
exclusive jurisdiction of any United States District Court located in the Northern District of Ohio, for the purpose of any action or proceeding arising out of or relating to this letter agreement and each of the parties hereto irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in any federal court sitting in the Northern District of Ohio. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  Shareholder hereby irrevocably appoints A.G.C. Co., 1900 East 9th Street, Suite 3200, Cleveland, Ohio, as its lawful agent in and for the State of Ohio, for and in its behalf, to accept and acknowledge service of, and upon whom may be served, all necessary processes in any action, suit, or proceeding arising under this Agreement that may be had or brought against it in any federal court in the Northern District of Ohio, such service of process or notice, or the acceptance thereof by said agent endorsed thereon, to have the same force and effect as if served upon such corporation or individual. Nothing in this Section 11 shall affect the right of any party hereto to serve legal process in any other manner permitted by law. Shareholder hereby waives all defenses of improper venue and forum non conveniens with respect to any action, suit, or proceeding brought in the any United States District Court located in the Northern District of Ohio and arising under this letter agreement.

                  12. This letter agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements, understandings or representations between the parties, written or oral, with respect to the subject matter hereof.

                  13. This letter agreement and the proxy granted pursuant to
Section 6 hereof shall become effective upon the execution and delivery of the Agreement by the parties thereto. Except as otherwise provided herein, this letter agreement and the proxy granted pursuant to Section 6 hereof shall terminate automatically, without the need for any notice or other action by either party, upon the earliest of (i) the date on which the Agreement is terminated, (ii) the Closing Date, as defined in the Agreement, and (iii) May 31, 2001.

                  14. Each of the parties hereto intends that AIP be a third party beneficiary of the provisions of this letter agreement of which it is not a signatory, and is entitled to the benefits thereof and has the ability to exercise the rights granted to DDRC herein as fully as if it were a full signatory of this letter agreement.

                  15. Notwithstanding anything to the contrary contained herein, neither AIP nor any representative of the Shareholder serving on the Board of Trust Managers of AIP constitutes a Controlled Affiliate.

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                  Please confirm that the foregoing correctly states the
understanding between us by signing and returning to us a counterpart hereof.


                                    LaSalle Investment Management, Inc.


                                    By:  /s/ Stanley J. Kraska, Jr.
                                       -----------------------------------------
                                    Name:  Stanley J. Kraska, Jr.
                                    Title: Managing Director

                                    LaSalle Investment Management (Securities),
                                    L.P.


                                    By: /s/ Stanley J. Kraska, Jr.
                                       -----------------------------------------
                                    Name:  Stanley J. Kraska, Jr.
                                    Title: Managing Director


Confirmed on the date
first above written

Developers Diversified Realty Corporation


By: /s/ James A. Schoff
   --------------------
Name:   James A. Schoff
Title:  Vice Chairman & Chief Investment Officer

Joining as a party with respect to Section 7 only:

American Industrial Properties REIT


By: /s/ Lewis D. Friedland
   -----------------------
Name:  Lewis D. Friedland
Title: Executive V.P.



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                                   Schedule I

                   Ownership of Shares of Beneficial Interest


Owned Beneficially (including Options to Purchase Shares)

                                                         Total Number of Shares
                                                           Beneficially Owned
                                                         ----------------------
LaSalle Investment Management, Inc.                             543,352
LaSalle Investment Management (Securities), L.P.                962,724



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